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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 17, 1995
                                                 -------------------------------

                          WATSON GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)


California                              0-16011             95-2873758
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(State or other jurisdiction            (Commission         (IRS Employer
of incorporation or organization)       File Number)        Identification No.)


32-B Mauchly, Irvine, California                            92718
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (714) 727-4020
                                                  ------------------------------

                   n/a
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)



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Item 5.  Other Events.
----------------------

Subsequent to September 30, 1995, the Registrant completed four private placement offerings in which a total of 868,572 restricted shares of common stock were issued to investors and finders in exchange for $1,420,000 net of finders fees.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Watson General Corporation



Date 1/9/96                                /s/ JOSEPH L. CHRISTOFFEL
                                ----------------------------------------------
                                Joseph L. Christoffel, Chief Financial Officer




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                          WATSON GENERAL CORPORATION
                               AND SUBSIDIARIES
                     Proforma Consolidated Balance Sheet
                                 (Unaudited)

                                        September     Subsequent
                                        30, 1995       Event (1)     Proforma
                                       ----------     ----------    -----------
ASSETS
  CURRENT ASSETS
    Cash and equivalents                  466,000      1,420,000     1,886,000
    Accounts receivable                   723,000          -           723,000
    Prepaid expenses and
      other current assets                129,000          -           129,000
                                       ----------      ---------    ----------
                                        1,318,000      1,420,000     2,738,000

  FURNITURE AND EQUIPMENT                 309,000          -           309,000
  PROPERTY HELD FOR SALE                  303,000          -           303,000
  DEPOSITS                                  5,000          -             5,000
  INTANGIBLE ASSETS                       386,000          -           386,000
                                       ----------      ---------    ----------

                                        2,321,000      1,420,000     3,741,000
                                       ==========      =========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
  CURRENT LIABILITIES
    Accounts payable                      329,000          -           329,000
    Accrued expenses                      192,000          -           192,000
    Current portion of
      Long-term debt                       66,000          -            66,000
                                       ----------      ---------    ----------
                                          587,000          -           587,000

  LONG-TERM DEBT                          351,000          -           351,000
  OTHER LONG-TERM LIABILITIES               8,000          -             8,000
  DEFERRED EMPLOYEE BENEFITS              435,000          -           435,000
  SHAREHOLDERS' EQUITY
    Common Stock                        6,737,000      1,420,000     8,157,000
    Additional paid-in capital            153,000          -           153,000
    (Accumulated deficit)              (5,950,000)         -        (5,950,000)
                                       ----------      ---------    ----------
                                        1,734,000      1,420,000     3,154,000

                                        2,321,000      1,420,000     3,741,000
                                       ==========      =========    ==========

(1)  Completion of private placement offerings








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